UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2008

APOLLO GOLD CORPORATION
(Exact name of registrant as specified in its charter)

Yukon Territory, Canada	1-31593	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5655 South Yosemite Street, Suite 200 Greenwood Village, Colorado	80111-3220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 886-9656

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The purpose of this Amendment is to correct the inadvertent omission of presentation materials referenced in Apollo Gold Corporation’s (“Apollo”) investor conference call on November 14, 2008. Set forth below is an amended and restated Item 2.02 correcting the foregoing omission.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 13, 2008, Apollo issued a press release reporting its financial results for the three months ended September 30, 2008. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On November 14, 2008, Apollo hosted a conference call with investors to discuss its third quarter financial results. A related written presentation referenced during the call is furnished as Exhibit 99.2 hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d)     Exhibits

Exhibit No.	Description
99.1	Press release of Apollo Gold Corporation reporting financial results for the three months ended September 30, 2008.
99.2	Apollo Gold Corporation written presentation dated November 14, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GOLD CORPORATION

Date: November 14, 2008	By:	/s/ Melvyn Williams
Melvyn Williams Chief Financial Officer and Senior Vice President - Finance and Corporate Development